Exhibit 10.2

FUNDS ESCROW AGREEMENT

This ESCROW AGREEMENT (this “Agreement”) is made as of February 5, 2025, by and among CSLM Acquisition Corp., a Cayman Islands exempted company (the “Company”), Fusemachines Inc., a Delaware corporation (“Fusemachines”), Consilium Frontier Equity Fund, LP, a Delaware limited partnership (the “Investor”), and Continental Stock Transfer & Trust Company, located at 1 State Street, 30th Floor, New York, NY 10004, as escrow agent (the “Escrow Agent”).

WITNESSETH:

WHEREAS, Fusemachines has issued to the Investor, that certain Convertible Promissory Note dated February 4, 2025 (the “Note”) in the principal amount of $2,160,000 (the “Principal Amount”) for the benefit of the combined company in connection with a business combination between the Company, CSLM Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company, and Fusemachines (the “Business Combination”), as contemplated by that certain Merger Agreement dated January 22, 2024, as amended from time to time (the “Merger Agreement”);

WHEREAS, in order to preserve the Principal Amount for the benefit of the combined company after consummation of the Business Combination (the “Combined Company”), the Investor proposes to establish an escrow account (the “Escrow Account”) into which the funds to be made available to the Combined Company pursuant to the Note, shall be held in escrow until the consummation at the closing of the Business Combination (the “Closing”) or as set forth herein, and the Escrow Agent is willing, and has agreed, to establish the Escrow Account, on the terms and subject to the conditions hereinafter set forth; and

WHEREAS, the Company proposes to establish an interest-bearing escrow account (the “Escrow Account”) at J.P. Morgan Chase Bank (the “Bank”) into which shall be deposited an amount of funds equal to the Principal Amount plus any interest earned. The Escrow Agent is willing to establish the Escrow Account on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto hereby agree as follows:

1. Defined Terms. Each capitalized term not otherwise defined in this Agreement shall have the meaning set forth in the Note, which is incorporated by reference herein and made a part hereof and a copy of which is attached to this Agreement in Annex A.

2. Establishment of the Escrow Account.

2.1 The Escrow Agent shall establish the Escrow Account at the branch of the Bank selected by the Escrow Agent, and bearing the designation set forth on the Escrow Agreement Information Sheet attached hereto as Exhibit A (the “Information Sheet”). The purpose of the Escrow Account is for the deposit of the Principal Amount delivered to the Escrow Agent pursuant to Section 3.1, (including interest earned thereon for the benefit of Investor), all as described herein.

3. Deposits to the Escrow Account.

3.1 The Investor shall cause the Principal Amount to be deposited into the Escrow Account (as set forth on Exhibit A-1, the “Investor Funds Information”).

3.2 Promptly after receiving the Principal Amount as described in Section 3.1, the Escrow Agent shall credit and deposit the same into the Escrow Account. Such amount so deposited (including interest earned thereon) is hereinafter referred to as “Escrow Amount.” The Escrow Agent shall cause the Bank to process the Escrow Amount for collection through the banking system.

3.3 Upon the Escrow Agent’s receipt of the Principal Amount, such Principal Amount shall be credited to the Escrow Account. The Escrow Agent shall not accept or recognize for credit to the Escrow Account any deposit for which the Escrow Agent has not received the appropriate Investor Funds Information.

3.4 The Escrow Agent shall not be required to accept in the Escrow Account any amounts except during the Escrow Agent’s regular business hours.

3.5 Only those Escrow Amounts (a) for which the required Investor Funds Information has been received and (b) that have cleared the banking system and have been collected by the Escrow Agent (together with all products and proceeds earned with respect to the Escrow Amounts, including all interest, dividends, gains and other income thereof), are herein referred to, collectively, as the “Funds.”

4. Disbursement from the Escrow Account.

4.1 If the Merger Agreement is validly terminated in accordance with its terms, then the Company and Fusemachines shall jointly deliver written notice in the form attached hereto as Exhibit B (the “Release Notice”) to the Escrow Agent directing the Escrow Agent to disburse to the Investor all of the Funds in the Escrow Account.

4.2 Upon the Closing, the Company and Fusemachines shall jointly deliver a Release Notice to the Escrow Agent directing the Escrow Agent to disburse to the Combined Company all of the Funds in the Escrow Account.

4.3. Upon receipt of the Release Notice, the Escrow Agent shall promptly (but no later than two (2) business days following receipt of such Release Notice) disburse the Funds in accordance with the Release Notice; provided that, in the event written instruction is delivered to the Escrow Agent, the Escrow Agent is authorized to and shall seek confirmation of such instruction by telephone call back to the Company’s and Fusemachines’ officers, and the Escrow Agent may rely upon the confirmations of anyone purporting to be an officer of the Company or Fusemachines if reached at the telephone number(s) set forth on Exhibit C-1 and Exhibit C-2. If the Escrow Agent is unable to verify the written instruction pursuant to the procedures set forth in this Agreement, or is not satisfied with the verification it receives, the Escrow Agent shall promptly notify the Company and Fusemachines of such inability to verify or non-satisfaction of verification, and it will not perform the written instruction until all such issues have been resolved to the reasonable satisfaction of the Escrow Agent. The telephone numbers for call backs under this Agreement may be changed only in writing, executed by an authorized officer of the Company or Fusemachines as applicable.

4.4 Upon full disbursement of the Funds pursuant to the terms of this Section 4, the Escrow Agent shall be relieved of further obligations and released from all liability under this Agreement. It is expressly agreed and understood that in no event shall the aggregate amount of payments made by the Escrow Agent exceed the amount of the Funds.

5. Rights, Duties and Responsibilities of Escrow Agent. It is understood and agreed that the duties of the Escrow Agent are purely ministerial in nature, and that:

5.1 The Escrow Agent shall notify the Company and Fusemachines, on a daily basis, of the Escrow Amounts which have been deposited in the Escrow Account and of the amounts, constituting the Fund, which have cleared the banking system and have been collected by the Escrow Agent.

5.2 The Escrow Agent shall not be responsible for or be required to enforce any of the terms or conditions of the Merger Agreement or any other agreement between the Company and Fuse, on the one hand, and the Investor, on the other hand, nor shall the Escrow Agent be responsible for the performance by the Company, Fusemachines or the Investor of their obligations under this Agreement.

5.3 The Escrow Agent shall not be required to keep records of any information with respect to the Principal Amount deposited by the Investor except as to the amount of such deposit; provided, however, that the Escrow Agent shall notify the Company and Fusemachines within two (2) business days of any discrepancy between the amount set forth in the Investor Funds Information and the amount delivered to the Escrow Agent therewith. Such amount need not be accepted for deposit in the Escrow Account until such discrepancy has been resolved.

5.4 The Escrow Agent shall be entitled to reasonably rely upon the accuracy, act in reliance upon the contents, and assume the genuineness of any notice, instruction, certificate, signature, instrument or other document which is given to the Escrow Agent pursuant to this Agreement without the necessity of the Escrow Agent verifying the truth or accuracy thereof. The Escrow Agent shall not be obligated to make any inquiry as to the authority, capacity, existence or identity of any person purporting to give any such notice or instructions or to execute any such certificate, instrument or other document.

5.5 If the Escrow Agent is uncertain as to its duties or rights hereunder or shall receive instructions with respect to the Escrow Account, the Escrow Amounts or the Funds which, in its sole determination, are in conflict either with other instructions received by it or with any provision of this Agreement, so long as it promptly informs the Company and Fusemachines in writing of such opinion, it shall be entitled to hold the disputed Escrow Amounts, the Fund, or a portion thereof, in the Escrow Account pending the resolution of such uncertainty to the Escrow Agent’s discretion (to be exercised in good faith), by final judgment of a court or courts of competent jurisdiction or otherwise.

5.6 The Escrow Agent shall not be liable for any action taken or omitted hereunder, or for the misconduct of any employee, agent or attorney appointed by it, except in the case of willful misconduct, fraud or gross negligence. The Escrow Agent shall be entitled to consult with counsel of its own choosing and shall not be liable for any action taken, suffered or omitted by it in accordance with the advice of such counsel, except in the case of willful misconduct, fraud or gross negligence.

5.7 The Escrow Agent shall have no responsibility at any time to ascertain whether or not any security interest exists in the Escrow Amounts, the Funds or any part thereof or to file any financing statement under the Uniform Commercial Code with respect to the Fund or any part thereof.

5.8 The Escrow Agent shall perform all of its obligations under this Agreement and shall not deliver custody or possession of any of the Escrow Amounts or the Funds to anyone except pursuant to the express terms of this Agreement or as otherwise required by law.

6. Amendment; Resignation or Removal of Escrow Agent. This Agreement may be altered or amended only with the written consent of the Company, Fusemachines, the Investor and the Escrow Agent. The Escrow Agent may resign and be discharged from its duties hereunder at any time by giving written notice of such resignation to the Company, Fusemachines and the Investor, specifying the date on which such resignation shall take effect (the “Escrow Agent Resignation Notice”), and upon delivery of the Fund to the successor escrow agent designated by the Company in writing (which successor escrow agent shall be acceptable to the Investors). Such successor escrow agent shall become the Escrow Agent hereunder upon the resignation date specified in the Escrow Agent Resignation Notice. The Company and Fusemachines, acting jointly shall have the right at any time to remove the Escrow Agent and substitute a successor escrow agent (which successor escrow agent shall be acceptable to the Investor) by giving written notice thereof to the Escrow Agent then acting. The Escrow Agent shall, in each case, continue to serve until its successor accepts the Escrow Account and receives the Funds. Upon its resignation and delivery of the Funds as set forth in this Section 6, the Escrow Agent shall be discharged of and from any and all further obligations arising in connection with the escrow contemplated by this Agreement. Without limiting the provisions of Section 8 hereof, the resigning Escrow Agent shall be entitled to be reimbursed by the Company for any reasonable and documented out-of-pocket expenses incurred in connection with its resignation, transfer of the Funds to a successor escrow agent or distribution of the Funds pursuant to this Section 6.

7. Representations and Warranties. The Investor, the Company, and Fusemachines, hereby jointly and severally represent and warrant to the Escrow Agent that:

7.1 No party other than the parties hereto have, or shall have, any lien, claim or security interest in the Escrow Amounts or the Funds or any part thereof.

7.2 No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Amounts or the Funds or any part thereof.

7.3 The Investor Funds Information shall, at the time of submission and at the time of the disbursement of the Funds, be deemed a representation and warranty that such deposit represents a bona fide payment of the monies described therein for the amount set forth in such Investor Funds Information.

7.4 All of the information contained in the Escrow Agreement Information Sheet attached hereto as Exhibit A (the “Information Sheet”) is, as of the date hereof, and will be, at the time of any disbursement of the Funds, true and correct.

7.5 Reasonable controls have been established and required due diligence has been performed to comply with “Know Your Customer” regulations, USA Patriot Act, Office of Foreign Asset Control (OFAC) regulations and the Bank Secrecy Act.

8. Fees and Expenses. The Escrow Agent shall be entitled to the Escrow Agent Fees and Charges set forth on the Information Sheet, payable as and when stated therein. In addition, the Company agrees to reimburse the Escrow Agent for any reasonable and documented out-of-pocket expenses incurred in connection with this Agreement, including, but not limited to, reasonable and documented counsel fees.

9. Indemnification and Contribution.

9.1 The Investor and Fusemachines (collectively referred to as the “Indemnitors”) jointly and severally, (provided, that as between the Investor and Fusemachines, such indemnification will be on a 50/50 basis), shall indemnify the Escrow Agent and its officers, directors, employees and agents (collectively referred to as the “Indemnitees”) against, and hold them harmless of and from, any and all actual loss, liability, cost, damage and expense, including without limitation, reasonable and documented out-of-pocket counsel fees, which the Indemnitees may suffer or incur by reason of any action, claim or proceeding brought against the Indemnitees arising out of or in connection with this Agreement, unless such action, claim or proceeding is the result of the willful misconduct, fraud or gross negligence of the Indemnitees.

9.2 If the indemnification provided for in Section 9.1 is applicable, but for any reason is held to be unavailable, the Indemnitors shall contribute (on a 50/50 basis) such amounts as are just and equitable to pay, or to reimburse the Indemnitees for, the aggregate of any and all losses, liabilities, costs, damages and expenses, including reasonable and documented out-of-pocket counsel fees, actually incurred by the Indemnitees as a result of or in connection with, and any amount paid in settlement of, any action, claim or proceeding arising out of or relating in any way to any actions or omissions of the Indemnitors.

9.3 The provisions of this Section 9 shall survive any termination of this Agreement, whether by disbursement of the Fund, resignation of the Escrow Agent or otherwise.

10. Termination of Agreement. This Agreement shall terminate upon the final disposition of the Funds in accordance with Section 4, provided that the rights of the Escrow Agent and the obligations of the other parties hereto set forth in Section 9 shall survive any termination hereof and the resignation or removal of the Escrow Agent.

11. Governing Law and Assignment. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflicts of laws principles thereof, and shall be binding, upon the parties hereto and their respective successors and assigns; provided, however, that any assignment or transfer by any party of its rights under this Agreement or with respect to the Escrow Amounts or the Funds shall be void as against the Escrow Agent unless (a) written notice thereof shall be given to the Escrow Agent; and (b) the Escrow Agent shall have consented in writing to such assignment or transfer (such consent not to be unreasonably withheld).

12. Notices. All notices required to be given in connection with this Agreement shall be sent by registered or certified mail, return receipt requested, or by hand delivery with receipt acknowledged, or by overnight courier, and addressed, (i) if to the Company or Fuse, at its address set forth on the Information Sheet, (ii) if to any Investor, at its address set forth in the Investor Funds Information, and (iii) if to the Escrow Agent, at its address as follows: 1 State Street, 30th Floor, New York, NY 10004, Attention: Trust Department.

13. Severability. If any provision of this Agreement or the application thereof to any person or circumstance shall be determined to be invalid or unenforceable, the remaining provisions of this Agreement or the application of such provision to persons or circumstances other than those to which it is held invalid or unenforceable shall not be affected thereby and shall be valid and enforceable to the fullest extent permitted by law.

14. Execution in Several Counterparts. This Agreement may be executed in several counterparts or by separate instruments and all of such counterparts and instruments shall constitute one agreement, binding on all of the parties hereto.

15. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings (written or oral) of the parties in connection therewith.

16. Confidentiality. Except as required by applicable law, the Escrow Agent agrees to keep confidential, and to cause any of its affiliates or agents to keep confidential and not to disclose any and all documents, materials, and any other non-public information which it shall have obtained regarding the parties hereto in connection with the execution and delivery of this Agreement and its performance of its duties and obligations hereunder. This Section 16 shall survive termination of this Agreement for a period of twelve (12) months after such termination.

[Remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

ESCROW AGENT:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By:
Name: Francis Wolf
Title: Vice President

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

COMPANY:

CSLM ACQUISITION CORP.

By:
Name:
Title:

FUSEMACHINES:

FUSEMACHINES INC.

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

INVESTOR:

CONSILIUM FRONTIER EQUITY FUND, LP

By:
Name:
Title:

EXHIBIT A

ESCROW AGREEMENT INFORMATION SHEET

1.	The Company /

Name:

Address:

Tax Identification Number:

2.	FUSEMACHINES INC.

Name: Fusemachines, Inc.

Address:

Tax Identification Number:

3.	Title of Escrow Account

Continental Stock Transfer & Trust as Agent for the Company, FuseMachines Inc. Escrow 2024

4.	Escrow Agent Fees and Charges

$7,500.00 + $3,500.00 (Interest-bearing account) - This fee covers all account set-up services, KYC, OFAC, and USA Patriot Act due diligence, release instructions, ongoing account, compliance review, records retention, and escheat services. The escrow agent acceptance fee and administration fee is due and payable upon the effective date of appointment.

EXHIBIT A–1

INVESTOR FUNDS INFORMATION

EXHIBIT B

RELEASE NOTICE

To:	CONTINENTAL STOCK TRANSFER & TRUST COMPANY

 Jaswinder Goraya, Francis Wolf, Matthew Velazquez

 jgoraya@continentalstock.com; fwolf@continentalstock.com; mvelazquez@continentalstock.com

From:	CSLM Acquisition Corp. & Fusemachines, Inc.

Date:  ____________, 20__

RE:  Joint Release Notice

Reference is hereby made to that certain Escrow Agreement, dated February __, 2025 (the “Escrow Agreement”), CSLM Acquisition Corp., a Cayman Islands exempted company (the “Company”), Fusemachines Inc., a Delaware corporation (“Fusemachines”), Consilium Frontier Equity Fund, LP, a Delaware limited partnership (the “Investor”), and Continental Stock Transfer & Trust Company, located at 1 State Street, 30th Floor, New York, NY 10004, as escrow agent (the “Escrow Agent”). Capitalized terms used but not defined in this Release Notice have the meanings ascribed to such terms in the Escrow Agreement.

You are hereby authorized and directed to disburse [all of the Funds that are held in the Escrow Account][a amount of the Funds that are held in the Escrow Account equal to $[●] in the following manner:

Wire Transfer Instructions:

Bank Name: _____________________

ABA#__________________________

Account Name: _________________________________________________________

Account Number: __________________

Callback Contact Name & No. to confirm the wire transfer Instructions:

If you have any questions, please contact the parties.

Thank you,

CSLM ACQUISITION CORP.

By:
Name:
Title:

FUSEMACHINES

[Name]

By:
Name:
Title:

[Name]

By:
Name:
Title:

EXHIBIT C-1

CERTIFICATE AS TO OFFICERS’ AUTHORIZED SIGNATURES

The specimen signatures and the phone numbers shown below are those of the officers of the Company who are authorized to initiate, verify and approve transactions in connection with the Escrow Account established under this Agreement.

Name / Title / Telephone	Specimen Signature

Name	Signature

Title

Phone	Mobile Phone

Name	Signature

Title

Phone	Mobile Phone

Name	Signature

EXHIBIT C-2

CERTIFICATE AS TO OFFICERS’ AUTHORIZED SIGNATURES

The specimen signatures and the phone numbers shown below are those of the officers of Fusemachines who are authorized to initiate, verify and approve transactions in connection with the Escrow Account established under this Agreement.

Name / Title / Telephone	Specimen Signature

Name	Signature

Title

Phone	Mobile Phone

Name	Signature

Title

Phone	Mobile Phone